UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

Tilray, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 1602 New York, NY	10151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (519) 322-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Reports on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission on May 4, 2021, by Tilray, Inc., a Delaware corporation (the “Company”), the Company consummated a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”) with Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), on April 30, 2021.

Item 8.01.	Other Events.

On May 13, 2021, the Company announced that, as part of its plan to combine operations with Aphria and enhance operational efficiencies following the consummation of the Arrangement, it will be closing its High Park Farms facility in Petrolia, Ontario. The closure is expected to be completed by September 2021. There are approximately 200 employees at High Park Farms in Petrolia, and the Company is encouraging employees to seek opportunities at its nearby cultivation and manufacturing operations in Leamington and London, Ontario, where the Company expects to concentrate local cultivation and local manufacturing, respectively.

Forward-Looking Statements

In this Current Report on Form 8-K, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release may be identified by the use of words such as, “may,” “would,” “could,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “project,” “estimate,” “outlook” and other similar expressions, including statements relating to the expected timing of the closure of the High Park Farms facility and related operational efficiencies. Forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment and future approvals and permits. Actual results, performance or achievement could differ materially from that expressed in, or implied by, any forward-looking statements in this announcement, and, accordingly, you should not place undue reliance on any such forward-looking statements and they are not guarantees of future results. Please see the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 19, 2021 (as amended on April 28, 2021), and the Company’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on May 10, 2021, and subsequent periodic reports, for a discussion of the material risk factors that could cause actual results to differ materially from the forward-looking information. The Company does not undertake to update any forward-looking statements that are included herein, except in accordance with applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILRAY, INC.

Date: May 18, 2021	By:	/s/ Carl A. Merton
Carl A. Merton
Chief Financial Officer